                                                                      EXHIBIT 99


(CMS ENERGY LOGO)                                                   NEWS RELEASE



          CMS ENERGY REPORTS SECOND QUARTER NET INCOME OF $27 MILLION,
                      SIX-MONTH NET INCOME OF $177 MILLION,
             AND INCREASES 2005 EARNINGS GUIDANCE TO $0.95 PER SHARE

     - QUARTERLY EARNINGS OF $0.12 PER SHARE, UP FROM $0.10 PER SHARE IN THE SECOND QUARTER OF 2004

     - SIX-MONTH EARNINGS OF $0.82 PER SHARE, UP FROM 2004 SIX-MONTH EARNINGS OF $0.04 PER SHARE

     -   2005 EARNINGS GUIDANCE INCREASED TO $0.95 PER SHARE

                  JACKSON, Mich., Aug. 4, 2005 - CMS Energy (NYSE: CMS) announced today second quarter net income of $27 million, or $0.12 per share, compared to net income of $16 million, or $0.10 per share, in the same quarter of 2004.

                  The second quarter 2005 results include income tax benefits of $24 million available this year under the American Jobs Creation Act and higher electric deliveries at CMS Energy's principal subsidiary, Consumers Energy, because of warmer than normal summer temperatures. Those were offset partially by mark-to-market adjustments related to interest rate and gas price hedging derivative instruments.

                  For the first half of 2005, CMS Energy reported net income of $177 million, or $0.82 per share, up from $7 million, or $0.04 per share, for the comparable period of 2004. Major differences in net income between the two periods are higher mark-to-market gains in 2005 of $43 million, or $0.26 per share, and impairment and other charges in 2004 of $85 million, or $0.53 per share. (All per share figures are on a diluted basis.)

                  CMS Energy said it is increasing both its reported and adjusted 2005 earnings guidance from about $0.90 per share to about $0.95 per share, based on results for the first two quarters and a stronger second-half forecast.

                  "Our utility-plus strategy and focus on our core business, Consumers Energy, continue to show positive results, assisted by good performance from our CMS Enterprises businesses," said CMS Energy's Chief Executive Officer David Joos.

                  The Company's recent highlights include:

     - An International Centre for the Settlement of Investment Disputes tribunal found in favor of CMS Energy's subsidiary, CMS Gas Transmission, in its claim against Argentina.

         The tribunal, which operated under the auspices of the World Bank, awarded $133 million in compensation, plus interest, which could increase the total to $150 million. However, the government of Argentina is contesting the claim and award.

     - The unions representing operations, maintenance, and construction employees and call center employees have ratified new five-year contracts with Consumers Energy.

     - Settlement of a shareholder derivative lawsuit linked to round-trip energy trading. The settlement, which remains subject to court approval, eliminates a major legal uncertainty for the Company.

     - The Jubail Cogeneration Plant, of which CMS Energy holds a 25 percent interest, began commercial operation on June 23. The plant - the first independent power plant in Saudi Arabia - can produce up to 250 megawatts of power and 510 tons of industrial steam per hour. The entire output of the plant is under a long-term contract.


                  CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.


                                      # # #

CMS Energy provides financial results and earnings guidance on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Adjusted earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales or other items detailed in the attached summary financial statements.

This news release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "Forward-Looking Statements and Risk Factors" found in the Management Discussion and Analysis sections of CMS Energy's and Consumers Energy's Forms 10-Q for the quarter ended March 31, 2005 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements.

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts:  Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact:  CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)




                                                    Second Quarter                   First Half
                                                     (Unaudited)                     (Unaudited)
                                               -----------------------         ----------------------
                                                2005            2004            2005           2004
                                               -------         -------         -------        -------
Operating Revenue                              $ 1,241         $ 1,093         $ 3,086        $ 2,847

Earnings from Equity Method Investees               21              41              52             60

Operating Expenses                               1,167             986           2,592          2,489

Asset Impairment Charges                             -               -               -            125
                                               -------         -------         -------        -------

Operating Income                               $    95         $   148         $   546        $   293

Other Income (Deductions)                           29              12              53             22

Fixed Charges                                      133             147             269            296
                                               -------         -------         -------        -------

Income (Loss) before Minority Interests        $    (9)        $    13         $   330        $    19

Minority Interests                                 (14)              1              99             12
                                               -------         -------         -------        -------

Income before Income Taxes                     $     5         $    12         $   231        $     7

Income Tax Expense (Benefit)                       (25)             (7)             49            (10)

                                               -------         -------         -------        -------
Income from Continuing Operations              $    30         $    19         $   182        $    17

Loss from Discontinued Operations                    -               -               -             (2)

Cumulative Effect of Accounting Changes              -               -               -             (2)
                                               -------         -------         -------        -------

Net Income                                     $    30         $    19         $   182        $    13

Preferred Dividends                                  3               3               5              6
                                               -------         -------         -------        -------

Net Income Available to Common Stock           $    27         $    16         $   177        $     7
                                               =======         =======         =======        =======


Earnings Per Share

             Basic                             $  0.12         $  0.10         $  0.86        $  0.04

             Diluted                              0.12            0.10            0.82           0.04

                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                              (Millions of Dollars)


                                                                     June 30       December 31
                                                                      2005            2004
                                                                     -------        -------
                                                                   (Unaudited)
ASSETS
Cash and cash equivalents                                            $ 1,013        $   669
Restricted cash                                                           67             56
Short-term investments                                                     -            109
Other current assets                                                   2,213          2,165
                                                                     -------        -------
   Total current assets                                              $ 3,293        $ 2,999
Net plant and property                                                 8,834          8,742
Investments                                                              711            752
Non-current assets                                                     3,623          3,379
                                                                     -------        -------
Total assets                                                         $16,461        $15,872
                                                                     =======        =======

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt, capital and finance and leases (*)
      Long-term debt and capital leases (excluding                   $ 6,093        $ 5,960
         FIN 46 debt, finance leases and securitization debt)
      FIN 46 debt and finance leases                                   1,004          1,381
                                                                     -------        -------
   Total debt, capital and finance leases                            $ 7,097        $ 7,341
   Preferred stock and securities                                        305            305
   Minority interest                                                     844            733
   Common stockholders' equity                                         2,534          2,072
                                                                     -------        -------
   Total capitalization                                              $10,780        $10,451
Securitization debt                                                      384            398
Current liabilities                                                    1,278          1,279
Non-current liabilities                                                4,019          3,744
                                                                     -------        -------
Total Stockholders' Investment and Liabilities                       $16,461        $15,872
                                                                     =======        =======

(*) Current and long-term


                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                              (Millions of Dollars)

                                                                                         First Half
                                                                                        (Unaudited)
                                                                              --------------------------------
                                                                                  2005              2004
                                                                              --------------    --------------

--------------------------------------------------------------------------------------------------------------
Beginning of Period Cash                                                            $   669           $   532
--------------------------------------------------------------------------------------------------------------

Cash and Cash Equivalents from FIN 46 Implementation                                $     -           $   174

     Cash provided by operating activities                                          $   506           $   478
     Cash used in investing activities                                                 (136)             (403)
                                                                              --------------    --------------
     Cash flow from operating and investing activities                              $   370           $    75
     Cash used in financing activities                                                  (27)             (276)
     Currency Translation Adjustment                                                      1                (1)
                                                                              --------------    --------------
Total Cash Flow                                                                     $   344           $  (202)
                                                                              --------------    --------------

--------------------------------------------------------------------------------------------------------------
End of Period Cash                                                                  $ 1,013           $   504
                                                                              ==============    ==============
--------------------------------------------------------------------------------------------------------------

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
       Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income
                      (Millions, Except Per Share Amounts)


                                                                         Second Quarter                  First Half
                                                                           (Unaudited)                  (Unaudited)
                                                                   -------------------------     --------------------------
                                                                      2005           2004          2005             2004
                                                                   ----------     ----------     ----------      ----------

NET INCOME AVAILABLE TO COMMON STOCK                               $       27     $       16     $      177      $        7

Reconciling Items:
       Discontinued Operations Loss                                         -              -              -               2

       Cumulative Effect of Change in Accounting
           for Retirement Benefits                                          -              -              -               2

       Net Asset Sales (Gains) Losses, Writedowns and Other                 -              -             (2)             81

                                                                   ----------     ----------     ----------      ----------
Adjusted Net Income - Non-GAAP Basis                               $       27     $       16     $      175      $       92
                                                                   ==========     ==========     ==========      ==========

Average Number of Common Shares Outstanding
       Basic                                                              218            161            207             161
       Diluted                                                            229            164            216             162

BASIC EARNINGS PER AVERAGE COMMON SHARE

Earnings Per Share as Reported                                     $     0.12     $     0.10     $     0.86      $     0.04

Reconciling Items:
       Discontinued Operations Loss                                         -              -              -            0.01

       Cumulative Effect of Change in Accounting
           for Retirement Benefits                                          -              -              -            0.01

       Net Asset Sales (Gains) Losses, Writedowns and Other                 -              -          (0.01)           0.51

                                                                   ----------     ----------     ----------      ----------
Adjusted Net Income - Non-GAAP Basis                               $     0.12     $     0.10     $     0.85      $     0.57
                                                                   ==========     ==========     ==========      ==========

DILUTED EARNINGS PER AVERAGE COMMON SHARE

Earnings Per Share as Reported                                     $     0.12     $     0.10     $     0.82      $     0.04

Reconciling Items:
       Discontinued Operations Loss                                         -              -              -            0.01

       Cumulative Effect of Change in Accounting
           for Retirement Benefits                                          -              -              -            0.01

       Net Asset Sales (Gains) Losses, Writedowns and Other                 -              -          (0.01)           0.51

                                                                   ----------     ----------     ----------      ----------
Adjusted Net Income - Non-GAAP Basis                               $     0.12     $     0.10     $     0.81      $     0.57
                                                                   ==========     ==========     ==========      ==========


Note: Adjusted (non-Generally Accepted Accounting Principles) earnings provide a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales or other items detailed in these summary financial statements.